Investor Supplement Fourth Quarter 2021 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation

Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 12 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Return on Allstate Common Shareholders' Equity 4 Segment Results 13 Policies in Force 5 Investment Position and Results 14 Results 6 Investment Position and Results by Strategy 15 Allstate Protection Profitability Measures 7 16,17 Impact of Net Rate Changes Implemented on Premiums Written 8 Auto Profitability Measures 9 18 Homeowners Profitability Measures 10 Segment Results 11 Protection Services Glossary Items included in the glossary are denoted with a caret (^) the first time used. Corporate and Other Definitions of Non-GAAP Measures Investments Property-Liability Allstate Protection The Allstate Corporation Investor Supplement - Fourth Quarter 2021 Table of Contents Consolidated Operations Allstate Health and Benefits

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 10,852 $ 10,615 $ 10,444 $ 10,307 $ 9,279 $ 9,336 $ 9,223 $ 9,235 $ 42,218 $ 37,073 459 460 447 455 262 287 263 282 1,821 1,094 587 536 494 555 271 272 257 265 2,172 1,065 847 764 974 708 660 464 220 246 3,293 1,590 266 105 287 426 490 319 440 (162) 1,084 1,087 13,011 12,480 12,646 12,451 10,962 10,678 10,403 9,866 50,588 41,909 7,804 8,264 7,207 6,043 5,366 6,072 5,222 5,341 29,318 22,001 - - 29 - - - 738 210 29 948 269 269 244 233 124 128 123 141 1,015 516 9 8 8 9 7 8 9 9 34 33 1,602 1,582 1,545 1,523 1,382 1,386 1,344 1,365 6,252 5,477 1,956 1,890 1,683 1,731 1,440 1,322 1,394 1,338 7,260 5,494 (240) 40 (134) (310) (371) (71) 73 318 (644) (51) 25 23 71 51 40 196 13 4 170 253 109 109 105 53 30 31 29 28 376 118 84 69 91 86 80 78 79 81 330 318 11,618 12,254 10,849 9,419 8,098 9,150 9,024 8,835 44,140 35,107 1,393 226 1,797 3,032 2,864 1,528 1,379 1,031 6,448 6,802 281 20 362 626 594 312 273 194 1,289 1,373 1,112 206 1,435 2,406 2,270 1,216 1,106 837 5,159 5,429 (321) 325 196 (3,793) 354 (63) 144 (288) (3,593) 147 791 531 1,631 (1,387) 2,624 1,153 1,250 549 1,566 5,576 (26) (7) 6 (6) - - - - (33) - 817 538 1,625 (1,381) 2,624 1,153 1,250 549 1,599 5,576 27 30 30 27 26 27 26 36 114 115 $ 790 $ 508 $ 1,595 $ (1,408) $ 2,598 $ 1,126 $ 1,224 $ 513 $ 1,485 $ 5,461 $ 3.90 $ 0.62 $ 4.68 $ 7.88 $ 7.38 $ 3.82 $ 3.44 $ 2.52 $ 17.23 $ 17.06 (1.13) 1.11 0.66 (12.53) 1.16 (0.20) 0.46 (0.90) (12.19) 0.47 $ 2.77 $ 1.73 $ 5.34 $ (4.65) $ 8.54 $ 3.62 $ 3.90 $ 1.62 $ 5.04 $ 17.53 $ 3.84 $ 0.62 $ 4.61 $ 7.78 $ 7.30 $ 3.78 $ 3.41 $ 2.48 $ 16.98 $ 16.84 (1.11) 1.09 0.65 (12.38) 1.15 (0.20) 0.45 (0.89) (12.02) 0.47 $ 2.73 $ 1.71 $ 5.26 $ (4.60) $ 8.45 $ 3.58 $ 3.86 $ 1.59 $ 4.96 $ 17.31 285.0 293.1 298.8 302.5 304.3 311.2 313.7 317.4 294.8 311.6 289.0 297.9 303.3 306.4 307.6 314.1 317.0 322.4 299.1 315.5 $ 0.81 $ 0.81 $ 0.81 $ 0.81 $ 0.54 $ 0.54 $ 0.54 $ 0.54 $ 3.24 $ 2.16 Weighted average common shares - Basic Weighted average common shares - Diluted Cash dividends declared per common share Diluted Continuing operations Discontinued operations Total Basic Continuing operations Discontinued operations Total Less: Preferred stock dividends Net income (loss) applicable to common shareholders Earnings per common share Income (loss) from discontinued operations, net of tax Net income (loss) Less: Net income (loss) attributable to noncontrolling interest Net income (loss) attributable to Allstate Income tax expense Twelve months ended Net income from continuing operations Interest expense Total costs and expenses Income from operations before income tax expense Amortization of deferred policy acquisition costs Operating costs and expenses Pension and other postretirement remeasurement (gains) losses Restructuring and related charges Amortization of purchased intangibles Costs and expenses Property and casualty insurance claims and claims expense Shelter-in-Place Payback expense Accident and health insurance policy benefits Interest credited to contractholder funds Accident and health insurance premiums and contract charges ^ Other revenue ^ Net investment income Net gains (losses) on investments and derivatives Total revenues ($ in millions, except per share data) Revenues Property and casualty insurance premiums ^ The Allstate Corporation Condensed Consolidated Statements of Operations Three months ended The Allstate Corporation 4Q21 Supplement 1

($ in millions, except per share data) Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 Contribution to income Net income (loss) applicable to common shareholders $ 790 $ 508 $ 1,595 $ (1,408) $ 2,598 $ 1,126 $ 1,224 $ 513 $ 1,485 $ 5,461 Net (gains) losses on investments and derivatives (266) (105) (287) (426) (490) (319) (440) 162 (1,084) (1,087) Pension and other postretirement remeasurement (gains) losses (240) 40 (134) (310) (371) (71) 73 318 (644) (51) Curtailment (gains) losses - - - - - (8) - - - (8) Reclassification of periodic settlements and accruals on non- hedge derivative instruments (1) - - 1 (1) 1 - - - - Business combination expenses and the amortization of purchased intangibles 109 109 105 75 30 31 29 28 398 118 Business combination fair value adjustment - - (6) - - - - - (6) - (Income) loss from discontinued operations 177 (235) (493) 4,163 (446) 86 (167) 370 3,612 (157) Income tax expense (benefit) 227 (100) 369 (224) 272 54 97 (189) 272 234 Adjusted net income * $ 796 $ 217 $ 1,149 $ 1,871 $ 1,592 $ 900 $ 816 $ 1,202 $ 4,033 $ 4,510 Income per common share - Diluted Net income (loss) applicable to common shareholders $ 2.73 $ 1.71 $ 5.26 $ (4.60) $ 8.45 $ 3.58 $ 3.86 $ 1.59 $ 4.96 $ 17.31 Net (gains) losses on investments and derivatives (0.92) (0.35) (0.95) (1.39) (1.59) (1.01) (1.39) 0.50 (3.63) (3.44) Pension and other postretirement remeasurement (gains) losses (0.83) 0.13 (0.44) (1.01) (1.21) (0.22) 0.23 0.99 (2.15) (0.16) Curtailment (gains) losses - - - - - (0.02) - - - (0.03) Reclassification of periodic settlements and accruals on non- hedge derivative instruments - - - - - - - - - - Business combination expenses and the amortization of purchased intangibles 0.38 0.37 0.35 0.25 0.10 0.10 0.09 0.09 1.33 0.37 Business combination fair value adjustment - - (0.02) - - - - - (0.02) - (Income) loss from discontinued operations 0.61 (0.79) (1.63) 13.59 (1.45) 0.27 (0.52) 1.15 12.08 (0.50) Income tax expense (benefit) 0.78 (0.34) 1.22 (0.73) 0.88 0.17 0.31 (0.59) 0.91 0.74 Adjusted net income * $ 2.75 $ 0.73 $ 3.79 $ 6.11 $ 5.18 $ 2.87 $ 2.58 $ 3.73 $ 13.48 $ 14.29 Weighted average common shares - Diluted 289.0 297.9 303.3 306.4 307.6 314.1 317.0 322.4 299.1 315.5 The Allstate Corporation Contribution to Income Three months ended Twelve months ended The Allstate Corporation 4Q21 Supplement 2

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 $ 23,209 $ 24,759 $ 26,037 $ 24,649 $ 28,247 $ 25,293 $ 25,016 $ 22,203 284.7 292.6 301.6 304.0 308.7 307.0 315.8 318.7 $ 81.52 $ 84.62 $ 86.33 $ 81.08 $ 91.50 $ 82.39 $ 79.21 $ 69.67 $ 23,209 $ 24,759 $ 26,037 $ 24,649 $ 28,247 $ 25,293 $ 25,016 $ 22,203 601 1,830 2,167 1,680 3,185 2,750 2,610 534 $ 22,608 $ 22,929 $ 23,870 $ 22,969 $ 25,062 $ 22,543 $ 22,406 $ 21,669 284.7 292.6 301.6 304.0 308.7 307.0 315.8 318.7 $ 79.41 $ 78.36 $ 79.14 $ 75.56 $ 81.19 $ 73.43 $ 70.95 $ 67.99 $ 7,976 $ 7,980 $ 7,996 $ 7,996 $ 7,825 $ 6,635 $ 6,634 $ 6,633 $ 33,155 $ 34,709 $ 36,203 $ 34,815 $ 38,042 $ 33,898 $ 33,620 $ 30,806 31.7% 29.9% 28.3% 29.8% 25.9% 24.3% 24.6% 27.4% 24.1% 23.0% 22.1% 23.0% 20.6% 19.6% 19.7% 21.5% (1) (2) Total capital resources Ratio of debt to Allstate shareholders' equity Common shares outstanding were 280,594,850 and 304,192,788 as of December 31, 2021 and December 31, 2020, respectively. Excludes equity related to preferred stock of $1,970 million at December 31, 2021 and September 30, 2021, $2,170 million at June 30, 2021 and March 31, 2021 and $1,970 million for all other periods presented. Ratio of debt to capital resources Denominator: Common shares outstanding and dilutive potential common shares outstanding Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * Total debt Numerator: Allstate common shareholders' equity Less: Unrealized net capital gains and losses on fixed income securities Adjusted Allstate common shareholders' equity Book value per common share Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities The Allstate Corporation Book Value per Common Share and Debt to Capital Denominator: Common shares outstanding and dilutive potential common shares outstanding (2) ($ in millions, except per share data) Book value per common share Numerator: Allstate common shareholders' equity (1) The Allstate Corporation 4Q21 Supplement 3

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 $ 1,485 $ 3,293 $ 3,911 $ 3,540 $ 5,461 $ 4,570 $ 4,333 $ 3,930 $ 28,247 $ 25,293 $ 25,016 $ 22,203 $ 23,750 $ 23,088 $ 22,546 $ 21,488 23,209 24,759 26,037 24,649 28,247 25,293 25,016 22,203 $ 25,728 $ 25,026 $ 25,527 $ 23,426 $ 25,999 $ 24,191 $ 23,781 $ 21,846 5.8% 13.2% 15.3% 15.1% 21.0% 18.9% 18.2% 18.0% $ 4,033 $ 4,829 $ 5,512 $ 5,179 $ 4,510 $ 3,897 $ 3,887 $ 3,687 $ 28,247 $ 25,293 $ 25,016 $ 22,203 $ 23,750 $ 23,088 $ 22,546 $ 21,488 3,180 2,744 2,602 530 1,887 2,023 1,654 972 25,067 22,549 22,414 21,673 21,863 21,065 20,892 20,516 23,209 24,759 26,037 24,649 28,247 25,293 25,016 22,203 598 1,828 2,164 1,680 3,180 2,744 2,602 530 22,611 22,931 23,873 22,969 25,067 22,549 22,414 21,673 $ 23,839 $ 22,740 $ 23,144 $ 22,321 $ 23,465 $ 21,807 $ 21,653 $ 21,095 16.9% 21.2% 23.8% 23.2% 19.2% 17.9% 18.0% 17.5% (1) (2) Beginning Allstate common shareholders' equity Less: Unrealized net capital gains and losses Adjusted beginning Allstate common shareholders' equity Excludes equity related to preferred stock of $1,970 million at December 31, 2021 and September 30, 2021, $2,170 million at June 30, 2021 and March 31, 2021 and $1,970 million for all other periods presented. Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Ending Allstate common shareholders' equity Less: Unrealized net capital gains and losses Adjusted ending Allstate common shareholders' equity Average adjusted Allstate common shareholders' equity ^ Adjusted net income return on Allstate common shareholders' equity * Numerator: Adjusted net income * (1) Denominator: Return on Allstate common shareholders' equity Adjusted net income return on Allstate common shareholders' equity Beginning Allstate common shareholders' equity Ending Allstate common shareholders' equity (2) Average Allstate common shareholders' equity ^ Numerator: Net income applicable to common shareholders (1) Denominator: ($ in millions) Return on Allstate common shareholders' equity Return on Allstate Common Shareholders' Equity The Allstate Corporation Twelve months ended The Allstate Corporation 4Q21 Supplement 4

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 25,916 25,654 25,614 25,453 22,260 22,360 22,451 22,311 7,159 7,138 7,111 7,090 6,643 6,634 6,616 6,590 4,866 4,848 4,816 4,774 4,530 4,528 4,489 4,460 315 319 322 325 216 219 221 224 38,256 37,959 37,863 37,642 33,649 33,741 33,777 33,585 21,972 21,951 21,920 21,824 21,809 21,900 21,978 21,826 6,525 6,496 6,459 6,427 6,427 6,414 6,391 6,360 3,944 3,703 3,694 3,629 451 460 473 485 634 642 652 663 216 220 225 230 141,073 141,809 139,453 133,510 128,982 125,831 120,301 107,124 3,956 3,980 4,013 3,996 4,042 4,075 4,101 4,096 525 533 539 540 548 558 562 576 2,802 3,197 3,041 2,702 2,700 2,490 2,312 1,932 148,356 149,519 147,046 140,748 136,272 132,954 127,276 113,728 4,333 4,378 4,452 4,522 3,950 4,092 4,410 4,309 190,945 191,856 189,361 182,912 173,871 170,787 165,463 151,622 (1) • • • • • • • • (2) Policy counts are based on items rather than customers. Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only. Allstate Health and Benefits reflects certificate counts as opposed to group counts. Allstate Identity Protection reflects individual customer counts for identity protection products. Allstate Protection Plans represents active consumer product protection plans. Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. PIF does not reflect banking relationships for our lender-placed insurance products to customers including fire, home and flood products, as well as collateral protection insurance and guaranteed asset protection products for automobiles. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Commercial lines PIF for shared economy agreements reflect contracts that cover multiple drivers as opposed to individual drivers. Allstate Roadside reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. Allstate Identity Protection Total Allstate Health and Benefits Total policies in force Protection Services Allstate Protection Plans Allstate Dealer Services Allstate Roadside Homeowners National General (2) Auto Homeowners Other personal lines Commercial lines Total Allstate brand Auto Policies in force statistics (in thousands) (1) Allstate Protection Auto Homeowners The Allstate Corporation Policies in Force The Allstate Corporation 4Q21 Supplement 5

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 10,301 $ 10,966 $ 10,323 $ 9,768 $ 8,609 $ 9,395 $ 9,172 $ 8,592 $ 41,358 $ 35,768 Decrease (increase) in unearned premiums 121 (672) (312) (280) 244 (470) (349) 370 (1,143) (205) Other (32) (135) (2) 408 31 27 40 (81) 239 17 10,390 10,159 10,009 9,896 8,884 8,952 8,863 8,881 40,454 35,580 366 365 321 385 218 220 206 213 1,437 857 (7,683) (8,145) (7,103) (5,945) (5,268) (5,968) (5,139) (5,251) (28,876) (21,626) - - (29) - - - (738) (210) (29) (948) (1,345) (1,346) (1,319) (1,303) (1,168) (1,158) (1,149) (1,167) (5,313) (4,642) (1,507) (1,477) (1,313) (1,325) (1,202) (1,104) (1,130) (1,113) (5,622) (4,549) (32) (15) (66) (32) (36) (187) (8) (4) (145) (235) (76) (75) (71) (19) (5) (3) (3) (1) (241) (12) $ 113 $ (534) $ 429 $ 1,657 $ 1,423 $ 752 $ 902 $ 1,348 $ 1,665 $ 4,425 $ 528 $ 1,269 $ 952 $ 590 $ 424 $ 990 $ 1,186 $ 211 $ 3,339 $ 2,811 642 563 558 553 514 517 553 572 2,316 2,156 73.9 80.2 71.0 60.1 59.3 66.7 58.0 59.1 71.4 60.8 (5.1) (12.5) (9.5) (6.0) (4.8) (11.1) (13.4) (2.4) (8.3) (7.9) (1.8) (1.6) 0.2 (0.1) - (0.8) 0.4 (0.3) (0.8) (0.2) 67.0 66.1 61.7 54.0 54.5 54.8 45.0 56.4 62.3 52.7 25.0 25.1 24.7 23.2 24.7 24.9 31.8 25.7 24.5 26.8 (0.7) (0.8) (0.7) (0.1) (0.1) - - - (0.6) (0.1) 24.3 24.3 24.0 23.1 24.6 24.9 31.8 25.7 23.9 26.7 (2.9) (3.2) (3.1) (3.2) (3.7) (2.3) (2.4) (2.3) (3.1) (2.6) (0.3) (0.1) (0.6) (0.3) (0.4) (2.1) (0.1) - (0.4) (0.7) - - (0.2) - 0.1 (0.2) (8.8) (2.4) (0.1) (2.9) 21.1 21.0 20.1 19.6 20.6 20.3 20.5 21.0 20.3 20.5 6.2 5.5 5.6 5.6 5.8 5.8 6.2 6.4 5.7 6.1 27.3 26.5 25.7 25.2 26.4 26.1 26.7 27.4 26.0 26.6 98.9 105.3 95.7 83.3 84.0 91.6 89.8 84.8 95.9 87.6 (5.1) (12.5) (9.5) (6.0) (4.8) (11.1) (13.4) (2.4) (8.3) (7.9) (1.8) (1.6) 0.2 (0.1) - (0.8) 0.4 (0.3) (0.8) (0.2) (0.7) (0.8) (0.7) (0.1) (0.1) - - - (0.6) (0.1) 91.3 90.4 85.7 77.1 79.1 79.7 76.8 82.1 86.2 79.4 - 1.2 - 0.1 0.1 1.5 - - 0.3 0.4 $ 174 $ (311) $ 414 $ 1,515 $ 1,414 $ 842 $ 899 $ 1,336 $ 1,792 $ 4,491 (62) (112) 15 138 12 43 6 14 (21) 75 3 2 2 7 - 2 - 1 14 3 115 (421) 431 1,660 1,426 887 905 1,351 1,785 4,569 (2) (113) (2) (3) (3) (135) (3) (3) (120) (144) $ 113 $ (534) $ 429 $ 1,657 $ 1,423 $ 752 $ 902 $ 1,348 $ 1,665 $ 4,425 $ 804 $ 710 $ 931 $ 673 $ 619 $ 422 $ 178 $ 202 $ 3,118 $ 1,421 (195) (26) (283) (475) (415) (241) (210) (303) (979) (1,169) (2) Claims expense ratio excluding catastrophe expense ^ Adjusted expense ratio * Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Allstate brand National General (2) Answer Financial Income tax expense on operations Effect of amortization of purchased intangibles Underlying combined ratio * Effect of Run-off Property-Liability on combined ratio (1) Underwriting income (loss) Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only. Total underwriting income for Allstate Protection Run-off Property-Liability Total underwriting income (loss) for Property-Liability Other financial information Net investment income Effect of advertising expense Effect of restructuring and related charges Effect of Coronavirus related expenses ^ Adjusted underwriting expense ratio * Underlying loss ratio * Underlying expense ratio * Expense ratio ^ Effect of amortization of purchased intangibles Underwriting income (loss) (1) Catastrophe losses Claims and claims expense Shelter-in-Place Payback expense Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges Amortization of purchased intangibles Claims expense excluding catastrophe expense ^ Operating ratios and reconciliations to underlying ratios Loss ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates The Allstate Corporation Property-Liability Results Three months ended Premiums earned Other revenue ($ in millions, except ratios) Premiums written Twelve months ended The Allstate Corporation 4Q21 Supplement 6

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 6,864 $ 7,171 $ 6,818 $ 7,012 $ 5,886 $ 6,326 $ 6,190 $ 6,209 $ 27,865 $ 24,611 2,680 3,004 2,722 2,083 2,045 2,339 2,284 1,732 10,489 8,400 517 584 579 476 465 542 528 430 2,156 1,965 240 207 204 197 213 188 170 221 848 792 $ 10,301 $ 10,966 $ 10,323 $ 9,768 $ 8,609 $ 9,395 $ 9,172 $ 8,592 $ 41,358 $ 35,768 $ 7,019 $ 6,912 $ 6,883 $ 6,809 $ 6,103 $ 6,210 $ 6,172 $ 6,155 $ 27,623 $ 24,640 2,602 2,522 2,411 2,392 2,090 2,073 2,054 2,037 9,927 8,254 532 521 519 505 484 486 478 471 2,077 1,919 237 204 196 190 207 183 159 218 827 767 $ 10,390 $ 10,159 $ 10,009 $ 9,896 $ 8,884 $ 8,952 $ 8,863 $ 8,881 $ 40,454 $ 35,580 $ (300) $ (159) $ 394 $ 1,327 $ 883 $ 906 $ 998 $ 657 $ 1,262 $ 3,444 335 (277) (7) 268 449 (67) (139) 581 319 824 121 40 39 33 89 42 43 90 233 264 (77) (54) (25) (2) (16) (14) (11) 5 (158) (36) 33 27 28 27 21 18 14 17 115 70 3 2 2 7 - 2 - 1 14 3 $ 115 $ (421) $ 431 $ 1,660 $ 1,426 $ 887 $ 905 $ 1,351 $ 1,785 $ 4,569 $ 641 $ 560 $ 556 $ 552 $ 511 $ 515 $ 551 $ 569 $ 2,309 $ 2,146 73.9 79.0 71.0 60.0 59.3 65.2 58.0 59.1 71.1 60.4 (5.1) (12.5) (9.5) (6.0) (4.8) (11.1) (13.4) (2.4) (8.3) (7.9) (1.8) (0.4) 0.2 - - 0.7 0.4 (0.3) (0.5) 0.2 67.0 66.1 61.7 54.0 54.5 54.8 45.0 56.4 62.3 52.7 25.0 25.1 24.7 23.2 24.6 24.9 31.8 25.7 24.5 26.8 (0.7) (0.8) (0.7) (0.1) - - - - 0.6 (0.1) 24.3 24.3 24.0 23.1 24.6 24.9 31.8 25.7 23.9 26.7 (2.9) (3.2) (3.1) (3.2) (3.7) (2.3) (2.4) (2.3) (3.1) (2.6) (0.3) (0.2) (0.6) (0.3) (0.4) (2.1) (0.1) - (0.4) (0.7) - - (0.2) - 0.1 (0.2) (8.8) (2.4) (0.1) (2.9) 21.1 20.9 20.1 19.6 20.6 20.3 20.5 21.0 20.3 20.5 98.9 104.1 95.7 83.2 83.9 90.1 89.8 84.8 95.6 87.2 91.3 90.4 85.7 77.1 79.1 79.7 76.8 82.1 86.2 79.4 6.2 5.5 5.6 5.6 5.8 5.8 6.2 6.4 5.7 6.0Claims expense ratio excluding catastrophe expense ^ Adjusted underwriting expense ratio * Combined ratio Underlying combined ratio * Effect of amortization of purchased intangibles Underlying expense ratio * Effect of advertising expense Effect of restructuring and related charges Effect of Coronavirus related expenses ^ Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Claims expense excluding catastrophe expense ^ Twelve months ended Operating ratios and reconciliations to underlying ratios Loss ratio Other personal lines Commercial lines Other business lines ^ Answer Financial Total Total Underwriting income (loss) Auto Homeowners Net premiums earned Auto Homeowners Other personal lines Commercial lines Auto Homeowners Other personal lines Commercial lines Total ($ in millions, except ratios) Premiums written The Allstate Corporation Allstate Protection Profitability Measures Three months ended The Allstate Corporation 4Q21 Supplement 7

Number of locations (1) Total brand (%) (2) Location specific (%) (3) Number of locations Total brand (%) Location specific (%) 25 2.9 7.1 20 0.3 2.1 11 1.0 6.7 10 0.3 4.2 22 2.4 5.7 13 2.5 5.6 13 1.0 7.1 8 1.1 6.2 Number of locations Total brand (%) Location specific (%) Number of locations Total brand (%) Location specific (%) 9 (0.3) (2.3) 38 (2.1) (3.9) 7 0.5 3.7 22 1.7 4.4 7 0.1 1.6 12 (0.3) (2.9) 7 0.5 7.7 12 1.3 8.0 (1) (2) (3) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations. National General Auto Homeowners Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. National General operates in 50 states and the District of Columbia. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were implemented during the period as a percentage of total brand prior year-end premiums written. Three months ended June 30, 2021 Three months ended March 31, 2021 Allstate brand Auto Homeowners Homeowners National General Auto Homeowners Auto The Allstate Corporation Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written Three months ended December 31, 2021 Three months ended September 30, 2021 Allstate brand The Allstate Corporation 4Q21 Supplement 8

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 6,864 $ 7,171 $ 6,818 $ 7,012 $ 5,886 $ 6,326 $ 6,190 $ 6,209 $ 27,865 $ 24,611 7,019 6,912 6,883 6,809 6,103 6,210 6,172 6,155 27,623 24,640 (300) (159) 394 1,327 883 906 998 657 1,262 3,444 78.9 76.9 68.7 57.2 60.2 59.7 47.9 62.2 70.5 57.5 (1.3) (2.9) (2.2) (0.4) (0.6) (1.6) (2.2) (0.2) (1.7) (1.2) (2.1) (1.1) 0.4 0.2 - 0.5 0.8 (0.4) (0.6) 0.3 75.5 72.9 66.9 57.0 59.6 58.6 46.5 61.6 68.2 56.6 25.4 25.4 25.6 23.3 25.3 25.7 35.9 27.1 24.9 28.5 (0.7) (0.7) (0.7) (0.2) - - - - (0.6) - 24.7 24.7 24.9 23.1 25.3 25.7 35.9 27.1 24.3 28.5 104.3 102.3 94.3 80.5 85.5 85.4 83.8 89.3 95.4 86.0 (1.3) (2.9) (2.2) (0.4) (0.6) (1.6) (2.2) (0.2) (1.7) (1.2) (2.1) (1.1) 0.4 0.2 - 0.5 0.8 (0.4) (0.6) 0.3 (0.7) (0.7) (0.7) (0.2) - - - - (0.6) - 100.2 97.6 91.8 80.1 84.9 84.3 82.4 88.7 92.5 85.1 - - 0.4 - - - 11.9 3.4 0.1 3.8 1,333 1,448 1,421 1,471 846 902 882 897 5,673 3,527 $ 5,937 $ 6,153 $ 5,952 $ 6,060 $ 5,766 $ 6,192 $ 6,054 $ 6,091 $ 24,102 $ 24,103 6,029 6,009 6,036 6,014 5,977 6,081 6,037 6,020 24,088 24,115 (236) (123) 364 1,203 882 897 966 659 1,208 3,404 103.9 102.0 94.0 80.0 85.2 85.2 84.0 89.1 95.0 85.9 100.4 97.5 92.0 79.6 84.7 84.2 82.6 88.5 92.4 85.0 574 648 658 651 603 682 664 672 2,531 2,621 255 284 268 278 227 206 204 209 1,085 846 610 604 600 607 621 621 612 616 605 617 87.2 87.2 87.1 86.7 87.2 87.9 87.6 87.4 87.0 87.5 21.5 16.6 47.3 (18.8) (28.7) (28.6) (46.4) (12.2) 13.0 (29.1) 18.2 15.1 (4.9) 5.5 5.1 7.9 20.4 8.1 8.8 10.0 $ 927 $ 1,018 $ 866 $ 952 $ 120 $ 134 $ 136 $ 118 $ 3,763 $ 508 990 903 847 795 126 129 135 135 3,535 525 (64) (36) 30 124 1 9 32 (2) 54 40 106.5 104.0 96.5 84.4 99.2 93.0 76.3 101.5 98.5 92.4 99.0 97.7 89.8 83.8 96.0 89.1 74.1 100.0 93.0 89.7 504 516 495 542 16 14 14 16 2,057 60 (1) (2) Underwriting income (loss) Combined ratio Excludes 4.6 points, 5.0 points, 5.5 points, and 1.1 points in the fourth, third, second, and first quarters of 2021, respectively, and 4.1 points for the twelve months ended 2021, related to the effect of amortization of purchased intangibles. Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only. Underlying combined ratio * (2) New issued application (in thousands) Property damage gross claim frequency ^ (%) Property damage paid claim severity ^ (%) National General (1) Premiums written Net premiums earned New issued applications (in thousands) Agency channel Direct channel Average premium - gross written ^ ($) Renewal ratio ^ (%) Premiums written Net premiums earned Underwriting income (loss) Combined ratio Underlying combined ratio * Effect of Shelter-in-Place Payback expense on combined and expense ratios New issued applications (in thousands) ^ Twelve months ended Allstate brand Underlying expense ratio * Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of amortization of purchased intangibles Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Premiums written Operating ratios and reconciliations to underlying ratios Loss ratio ($ in millions, except ratios) Allstate Protection Underlying combined ratio * The Allstate Corporation Auto Profitability Measures Three months ended Net premiums earned Underwriting income (loss) The Allstate Corporation 4Q21 Supplement 9

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 2,680 $ 3,004 $ 2,722 $ 2,083 $ 2,045 $ 2,339 $ 2,284 $ 1,732 $ 10,489 $ 8,400 2,602 2,522 2,411 2,392 2,090 2,073 2,054 2,037 9,927 8,254 335 (277) (7) 268 449 (67) (139) 581 319 824 61.7 85.9 76.3 64.9 55.1 80.4 84.8 48.9 72.2 67.3 (16.6) (38.0) (30.3) (20.7) (16.8) (39.1) (46.4) (9.0) (26.3) (27.9) - (0.6) 0.3 (0.2) (0.1) 0.7 0.2 (0.1) (0.2) 0.2 45.1 47.3 46.3 44.0 38.2 42.0 38.6 39.8 45.7 39.6 25.4 25.1 24.0 23.9 23.4 22.8 22.0 22.6 24.6 22.7 (0.9) (0.8) (0.8) (0.2) (0.1) - - - (0.7) - 24.5 24.3 23.2 23.7 23.3 22.8 22.0 22.6 23.9 22.7 87.1 111.0 100.3 88.8 78.5 103.2 106.8 71.5 96.8 90.0 (16.6) (38.0) (30.3) (20.7) (16.8) (39.1) (46.4) (9.0) (26.3) (27.9) - (0.6) 0.3 (0.2) (0.1) 0.7 0.2 (0.1) (0.2) 0.2 (0.9) (0.8) (0.8) (0.2) (0.1) - - - (0.7) - 69.6 71.6 69.5 67.7 61.5 64.8 60.6 62.4 69.6 62.3 250 287 285 242 227 256 238 212 1,064 933 $ 2,225 $ 2,452 $ 2,313 $ 1,727 $ 1,955 $ 2,234 $ 2,178 $ 1,645 $ 8,717 $ 8,012 2,152 2,080 2,032 2,008 1,993 1,974 1,955 1,936 8,272 7,858 350 (208) 7 262 442 (93) (118) 567 411 798 83.7 110.0 99.7 87.0 77.8 104.7 106.0 70.7 95.0 89.8 65.8 67.5 66.6 63.3 60.8 64.6 60.2 61.8 65.8 61.8 203 236 236 204 201 231 214 191 879 837 22 23 22 16 17 16 16 13 83 62 1,489 1,443 1,404 1,360 1,342 1,334 1,324 1,310 1,426 1,328 87.0 87.1 87.3 87.0 87.4 87.8 87.3 87.6 87.1 87.5 1.4 3.4 10.4 19.3 3.6 3.5 (8.6) (13.2) 8.3 (4.0) 15.0 15.0 8.3 1.4 0.7 3.3 9.5 15.9 10.0 7.1 $ 455 $ 552 $ 409 $ 356 $ 90 $ 105 $ 106 $ 87 $ 1,772 $ 388 450 442 379 384 97 99 99 101 1,655 396 (15) (69) (14) 6 7 26 (21) 14 (92) 26 103.3 115.6 103.7 98.4 92.8 73.7 121.2 86.1 105.6 93.4 88.0 91.0 84.7 90.6 76.3 68.7 68.7 75.2 88.6 72.2 25 28 27 22 9 9 8 8 102 34 (1) (2) Underwriting income (loss) Combined ratio Underlying combined ratio * (2) Excludes 4.6 points, 4.1 points, 4.8 points, and 1.0 points in the fourth, third, second, and first quarters of 2021, respectively, and 3.7 points for the twelve months ended 2021, related to the effect of amortization of purchased intangibles. Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only. New issued application (in thousands) Gross claim frequency (%) Paid claim severity (%) National General (1) Premiums written Net premiums earned New issued applications (in thousands) Agency channel Direct channel Average premium - gross written ($) Renewal ratio (%) Premiums written Net premiums earned Underwriting income (loss) Combined ratio Underlying combined ratio * New issued applications (in thousands) Twelve months ended Allstate brand Underlying expense ratio * Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of amortization of purchased intangibles Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Premiums written Operating ratios and reconciliations to underlying ratios Loss ratio ($ in millions, except ratios) Allstate Protection Underlying combined ratio * The Allstate Corporation Homeowners Profitability Measures Three months ended Net premiums earned Underwriting income (loss) The Allstate Corporation 4Q21 Supplement 10

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 716 $ 651 $ 692 $ 583 $ 559 $ 485 $ 467 $ 379 $ 2,642 $ 1,890 $ 462 $ 456 $ 435 $ 411 $ 395 $ 384 $ 360 $ 354 $ 1,764 $ 1,493 91 85 88 90 53 52 51 52 354 208 42 46 46 41 38 36 35 38 175 147 11 10 12 10 11 12 11 10 43 44 (124) (122) (109) (103) (102) (107) (85) (92) (458) (386) (214) (206) (194) (181) (176) (169) (160) (153) (795) (658) (227) (209) (203) (198) (167) (160) (163) (161) (837) (651) (2) 1 (4) (9) (2) 2 (3) - (14) (3) (9) (16) (15) (12) (12) (10) (8) (11) (52) (41) Less: net income attributable to noncontrolling interest 1 - - - - - - 1 29 45 56 49 38 40 38 37 179 153 6 7 7 8 8 7 6 7 28 28 2 (1) 4 9 2 (2) 3 - 14 3 9 16 15 12 12 10 8 11 52 41 $ 46 $ 67 $ 82 $ 78 $ 60 $ 55 $ 55 $ 55 $ 273 $ 225 $ 519 $ 439 $ 467 $ 388 $ 385 $ 300 $ 310 $ 221 $ 1,813 $ 1,216 $ 298 $ 295 $ 279 $ 260 $ 248 $ 236 $ 219 $ 206 $ 1,132 $ 909 314 311 295 275 263 251 232 219 1,195 965 (80) (77) (70) (66) (69) (70) (56) (55) (293) (250) (113) (109) (100) (91) (87) (83) (75) (70) (413) (315) (88) (80) (70) (61) (61) (56) (57) (50) (299) (224) (1) (2) (2) - - 3 - - (5) 3 (8) (11) (11) (12) (14) (9) (9) (10) (42) (42) Less: net income attributable to noncontrolling interest 1 - - - - - - - 1 - $ 23 $ 32 $ 42 $ 45 $ 32 $ 36 $ 35 $ 34 $ 142 $ 137 $ 135 $ 129 $ 130 $ 123 $ 121 $ 121 $ 118 $ 117 $ 517 $ 477 9 7 10 8 7 7 8 7 34 29 $ 61 $ 64 $ 60 $ 59 $ 58 $ 59 $ 53 $ 60 $ 244 $ 230 - 1 2 4 4 4 2 2 7 12 $ 62 $ 62 $ 64 $ 64 $ 26 $ 25 $ 26 $ 30 $ 252 $ 107 (1) 1 1 2 (2) (3) (3) (3) 3 (11) $ 34 $ 31 $ 32 $ 31 $ 29 $ 28 $ 28 $ 28 $ 128 $ 113 (2) 4 1 (10) (3) (4) (4) (3) (7) (14) (1) Net premiums earned Revenue ^ Adjusted net income is the GAAP segment measure. Adjusted net income Allstate Dealer Services Revenue Adjusted net income Allstate Roadside Revenue Adjusted net income Arity Revenue Adjusted net income (loss) Allstate Identity Protection Revenue Adjusted net income (loss) Other costs and expenses ^ Restructuring and related charges Income tax expense on operations Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges Income tax expense on operations Adjusted net income (1) Claims and claims expense Amortization of deferred policy acquisition costs Depreciation Restructuring and related charges Income tax expense on operations Adjusted earnings before taxes, depreciation and restructuring * Allstate Protection Plans Net premiums written Net premiums earned Other revenue Intersegment insurance premiums and service fees Net investment income Claims and claims expense ($ in millions) Protection Services Net premiums written The Allstate Corporation Protection Services Segment Results Three months ended Twelve months ended The Allstate Corporation 4Q21 Supplement 11

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 429 $ 436 $ 421 $ 428 $ 235 $ 247 $ 237 $ 253 $ 1,714 $ 972 30 24 26 27 27 40 26 29 107 122 111 85 83 80 - - - - 359 - 18 18 19 19 20 18 20 20 74 78 (269) (269) (244) (233) (124) (128) (123) (141) (1,015) (516) (9) (8) (8) (9) (7) (8) (9) (9) (34) (33) (43) (30) (32) (39) (38) (59) (35) (45) (144) (177) (205) (206) (186) (190) (69) (68) (110) (2) (75) (787) (322) - (8) (1) - - - (1) - (9) (1) (14) (9) (16) (18) (10) (9) - (8) (57) (27) $ 48 $ 33 $ 62 $ 65 $ 34 $ 33 $ 5 $ 24 $ 208 $ 96 58.6% 58.5% 54.6% 51.2% 47.3% 44.6% 46.8% 50.0% 55.7% 47.2% $ 262 $ 251 $ 255 $ 263 $ 262 $ 287 $ 263 $ 282 $ 1,031 $ 1,094 90 90 87 83 - - - - 350 - 107 119 105 109 - - - - 440 - $ 459 $ 460 $ 447 $ 455 $ 262 $ 287 $ 263 $ 282 $ 1,821 $ 1,094 (1) (2) Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business. Individual health ^ Total Includes $41 million write-off of capitalized software costs associated with a billing system. Twelve months ended Adjusted net income ^ Benefit ratio ^ Premiums and contract charges Employer voluntary benefits ^ Interest credited to contractholder funds Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges Income tax expense on operations Premiums Net investment income Accident and health insurance policy benefits ($ in millions) Allstate Health and Benefits Group health ^ The Allstate Corporation Allstate Health and Benefits Segment Results and Other Statistics Three months ended Contract charges Other revenue (1) The Allstate Corporation 4Q21 Supplement 12

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 19 $ 1 $ 2 $ - $ - $ - $ - $ - $ 22 $ - 14 26 12 6 10 12 11 14 58 47 (57) (41) (28) (32) (37) (23) (25) (25) (158) (110) 9 (1) - (10) (1) (11) - - (2) (12) (83) (69) (91) (86) (80) (78) (79) (81) (329) (318) 22 19 23 26 23 16 20 21 90 80 (27) (30) (30) (27) (26) (27) (26) (36) (114) (115) $ (103) $ (95) $ (112) $ (123) $ (111) $ (111) $ (99) $ (107) $ (433) $ (428) The Allstate Corporation Corporate and Other Segment Results Three months ended Preferred stock dividends Adjusted net loss ^ Twelve months ended Net investment income Operating costs and expenses Restructuring and related charges Interest expense Income tax benefit on operations ($ in millions) Other revenue The Allstate Corporation 4Q21 Supplement 13

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 42,136 $ 39,989 $ 42,825 $ 40,594 $ 42,565 $ 43,683 $ 42,034 $ 38,447 $ 42,136 $ 42,565 7,061 3,807 3,059 3,154 3,168 2,977 2,638 2,331 7,061 3,168 821 752 786 902 746 788 805 766 821 746 8,018 7,578 7,073 6,367 4,563 4,284 4,093 4,154 8,018 4,563 4,009 6,428 5,516 6,017 6,807 3,145 4,140 4,580 4,009 6,807 2,656 3,286 3,311 3,042 1,691 1,860 1,949 1,841 2,656 1,691 $ 64,701 $ 61,840 $ 62,570 $ 60,076 $ 59,540 $ 56,737 $ 55,659 $ 52,119 $ 64,701 $ 59,540 $ 278 $ 279 $ 290 $ 301 $ 314 $ 314 $ 306 $ 298 $ 1,148 $ 1,232 49 24 13 14 29 18 21 10 100 78 12 9 12 10 9 8 8 9 43 34 506 438 651 378 309 123 (117) (77) 1,973 238 2 1 1 1 2 2 2 11 5 17 56 50 48 41 33 29 31 31 195 124 903 801 1,015 745 696 494 251 282 3,464 1,723 (56) (37) (41) (37) (36) (30) (31) (36) (171) (133) $ 847 $ 764 $ 974 $ 708 $ 660 $ 464 $ 220 $ 246 $ 3,293 $ 1,590 2.8% 2.8% 2.9% 3.1% 3.1% 3.1% 3.1% 3.2% 2.9% 3.1% $ 137 $ 80 $ 115 $ 246 $ 212 $ 214 $ 160 $ 388 $ 578 $ 974 (44) (12) 12 2 (3) 7 1 (37) (42) (32) 178 (9) 163 167 294 128 265 (591) 499 96 (5) 46 (3) 11 (13) (30) 14 78 49 49 $ 266 $ 105 $ 287 $ 426 $ 490 $ 319 $ 440 $ (162) $ 1,084 $ 1,087 1.3% 1.2% 1.6% 1.2% 1.1% 0.8% 0.4% 0.5% 5.3% 2.9% (0.5) (0.2) 0.7 (1.8) 1.0 0.8 3.9 (1.5) (1.8) 4.1 0.3 - 0.3 0.4 0.6 0.2 0.5 (1.1) 0.9 0.2 1.1% 1.0% 2.6% (0.2) % 2.7% 1.8% 4.8% (2.1) % 4.4% 7.2% 4.20 4.75 4.64 4.81 5.02 5.14 5.15 5.10 4.20 5.02 Valuation-interest bearing Valuation-equity investments Total Fixed income securities portfolio duration ^ (in years) Valuation change and settlements of derivatives Total Total return on investment portfolio ^ Net investment income Credit losses Valuation change of equity investments Investment Position and Results The Allstate Corporation As of or for the twelve months ended Pre-tax yields on fixed income securities ^ Net gains (losses) on investments and derivatives, pre- tax by transaction type Sales Short-term Other Investment income, before expense Less: Investment expense Net investment income Net investment income Fixed income securities Equity securities Mortgage loans Limited partnership interests Mortgage loans, net Limited partnership interests ^ Short-term, at fair value Other investments, net Total ($ in millions) Investment position Fixed income securities, at fair value As of or for the three months ended Equity securities ^ The Allstate Corporation 4Q21 Supplement 14

Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 Dec. 31, 2021 Dec. 31, 2020 $ 48,589 $ 49,386 $ 51,367 $ 49,422 $ 50,975 $ 48,581 $ 48,062 $ 44,762 $ 48,589 $ 50,975 6,689 3,455 2,676 2,787 2,884 2,732 2,395 2,095 6,689 2,884 805 486 317 298 257 215 180 162 805 257 $ 56,083 $ 53,327 $ 54,360 $ 52,507 $ 54,116 $ 51,528 $ 50,637 $ 47,019 $ 56,083 $ 54,116 $ 6,726 $ 6,589 $ 6,327 $ 5,702 $ 3,965 $ 3,689 $ 3,491 $ 3,608 $ 6,726 $ 3,965 1,892 1,924 1,883 1,867 1,459 1,520 1,531 1,492 1,892 1,459 $ 8,618 $ 8,513 $ 8,210 $ 7,569 $ 5,424 $ 5,209 $ 5,022 $ 5,100 $ 8,618 $ 5,424 $ 316 $ 319 $ 330 $ 331 $ 339 $ 339 $ 331 $ 336 $ 1,296 $ 1,345 45 17 17 15 28 19 20 24 94 91 4 17 9 9 4 1 2 1 39 8 365 353 356 355 371 359 353 361 1,429 1,444 (2) (1) (1) (1) (1) (1) (1) (1) (5) (4) $ 363 $ 352 $ 355 $ 354 $ 370 $ 358 $ 352 $ 360 $ 1,424 $ 1,440 2.7% 2.7% 2.7% 2.8% 2.9% 2.9% 2.9% 3.1% 2.8% 3.0% $ 378 $ 400 $ 552 $ 330 $ 277 $ 134 $ (110) $ (95) $ 1,660 $ 206 160 48 107 60 48 1 8 16 375 73 538 448 659 390 325 135 (102) (79) 2,035 279 (22) (11) (10) (12) (11) (6) (8) (7) (55) (32) $ 516 $ 437 $ 649 $ 378 $ 314 $ 129 $ (110) $ (86) $ 1,980 $ 247 24.2% 21.0% 33.0% 20.7% 23.7% 10.0% (8.7) % (6.7) % 24.8% 4.8% 0.4% 0.3% 1.7% (1.1) % 2.3% 1.8% 5.5% (2.2) % 1.3% 7.5% 6.1 5.7 8.6 6.3 6.8 2.3 (2.3) (1.2) 26.8 5.9 12.9% 12.4% 12.1% 11.7% 11.5% 11.5% 11.3% 12.1% 13.9 13.2 12.1 10.8 9.6 8.5 8.6 10.2 14.0 12.4 10.7 8.5 8.0 7.2 7.5 10.4 32.6 31.4 27.3 11.1 4.4 (1.1) (2.2) 6.5 (1) Calculations are based on consolidated results including held for sale investments. Investment income, before expense Investee level expenses Income for yield calculation Pre-tax yield Total return on investments portfolio Market-based Performance-based Internal rate of return (1) ^ Performance-based 10 year 5 year 3 year 1 year Private equity Real estate Investment Position and Results by Strategy The Allstate Corporation As of or for the twelve months ended Income for yield calculation Pre-tax yield Performance-based Interest-bearing investments Equity securities LP and other alternative investments Investment income, before expense Investee level expenses Real estate Total Investment income Market-based Equity securities ^ LP and other alternative investments ^ Total Performance-based ^ Private equity ($ in millions) Investment Position Market-based ^ As of or for the three months ended Interest-bearing investments ^ The Allstate Corporation 4Q21 Supplement 15

• Net gains and losses on investments and derivatives except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with net gains and losses on investments and derivatives but included in adjusted net income • Pension and other postretirement remeasurement gains and losses • Business combination expenses and the amortization or impairment of purchased intangibles • Income or loss from discontinued operations • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges, amortization or impairment of purchased intangibles and Coronavirus related expenses. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Coronavirus related expenses are excluded because these items are related to programs offered during the peak of the pandemic that are no longer available. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income (loss) applicable to common shareholders, excluding: Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, business combination expenses and the amortization or impairment of purchased intangibles, income or loss from discontinued operations and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Business combination expenses and income or loss from discontinued operations are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". The Allstate Corporation 4Q21 Supplement 16

Definitions of Non-GAAP Measures (continued) Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 4Q21 Supplement 17

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product protection plans, roadside assistance and finance and insurance products. Property-Liability Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Coronavirus related expenses includes shelter-in-place payback and special payment plan bad debt expenses. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year gross claim frequency. New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage and non-proprietary life and annuity products. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. Renewal ratio: Renewal policy item counts issued during the period, based on contract effective dates, divided by the total policy item counts issued generally 6 months prior for auto or 12 months prior for homeowners. Allstate Health and Benefits Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivatives, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Benefit ratio is contract benefits divided by premiums and contract charges. The Allstate Corporation 4Q21 Supplement 18